UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):   February 23, 2006

                             Del Laboratories, Inc.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

         Delaware                     1-5439                     13-1953103
--------------------------------------------------------------------------------
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
     of Incorporation)                                      Identification No.)

726 Reckson Plaza, P. O. Box 9357, Uniondale, New York         11553-9357
--------------------------------------------------------------------------------
         (Address of Principal Executive Offices)              (Zip Code)

Registrant's telephone number, including area code:   (516) 844-2020


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   AMENDMENT OF A MATERIAL DEFINITIVE AGREEMENT

            See Item 2.03 below.

Item 2.03 AMENDMENT OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

On February 23, 2006, Del Laboratories, Inc. (the "Company") entered into a First Amendment to the Credit Agreement dated as of December 29, 2005, among DLI J.P. Morgan Securities, Inc., as the arrranger, Holding II Corp., the Company, the several lenders from time to time parties to the Credit Agreement, J.P. Morgan Securities, Inc. as the arranger and JPMorgan Chase Bank, N.A., as administrative agent.

The lenders have agreed to amend certain provisions of the Credit Agreement to, among other things (i) add the definition of Inventory (ii) and amend Sections
9.7 and 10.1 of the Credit Agreement. The Amendment amends (1) Section 9.7 of the Credit Agreement to eliminate the lenders' indemnification obligation with respect to the arranger, (2) Section 10.1 of the Credit Agreement to change the required lender vote to 66-2/3% for specified amendments to the Credit Agreement, and (3) Section 10.1 of the Credit Agreement to clarify that the required supermajority vote is based on outstanding commitments or exposure.

A copy of the First Amendment is attached as Exhibit 10.1 hereto.


Item 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

10.1 First Amendment, dated February 23, 2006 among DLI Holding II Corp., Del Laboratories, Inc., as borrower and JPMorgan Chase Bank, N.A. as administrative agent and lender.

..


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                DEL LABORATORIES, INC.
                                                BY: /S/ JOSEPH SINICROPI
                                                ------------------------
                                                Joseph Sinicropi
                                                Executive Vice President
                                                and Chief Financial Officer

Date: March 1, 2006